UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

 Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACTOF 1934

May 1, 2017
Date of Report (Date of earliest event reported)

The Boeing Company
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Boeing Company (the "Company") held its Annual Meeting of Shareholders on May 1, 2017. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1. Election of Directors:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert A. Bradway	436,726,126	4,916,813	3,034,952	105,389,019
David L. Calhoun	434,447,719	7,310,246	2,919,926	105,389,019
Arthur D. Collins, Jr.	434,031,325	7,570,200	3,076,366	105,389,019
Kenneth M. Duberstein	426,941,266	14,720,740	3,015,885	105,389,019
Edmund P. Giambastiani, Jr.	436,457,137	5,405,529	2,815,225	105,389,019
Lynn J. Good	436,824,257	5,039,147	2,814,487	105,389,019
Lawrence W. Kellner	410,640,960	31,087,940	2,948,991	105,389,019
Edward M. Liddy	433,674,026	8,048,961	2,954,904	105,389,019
Dennis A. Muilenburg	433,352,376	7,572,548	3,752,967	105,389,019
Susan C. Schwab	432,715,810	9,173,212	2,788,869	105,389,019
Randall L. Stephenson	401,965,625	39,732,435	2,979,831	105,389,019
Ronald A. Williams	430,388,198	11,330,212	2,959,481	105,389,019
Mike S. Zafirovski	432,466,639	9,140,416	3,070,836	105,389,019

2. Approve, on an Advisory Basis, Named Executive Officer Compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
422,216,125	17,992,088	4,469,678	105,389,019

3. Recommend the Frequency of Future Advisory Votes on Named Executive Officer Compensation:

1 YEAR	2 YEARS	3 YEAR	ABSTAIN	BROKER NON-VOTES
396,877,912	3,011,633	41,370,095	3,418,251	105,389,019
Consistent with the recommendation of the Board of Directors and the vote of shareholders, the Company will continue to hold future advisory votes on named executive compensation on an annual basis.

4. Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2017:

FOR	AGAINST	ABSTAIN
538,365,202	9,123,798	2,577,910

5. Shareholder Proposal - Additional Report on Lobbying Activities:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
88,770,804	341,528,359	14,378,728	105,389,019

6. Shareholder Proposal - Reduce Threshold to call Special Shareholder Meetings from 25% to 15%:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
165,006,927	275,206,846	4,464,118	105,389,019

7. Shareholder Proposal - Report on Arms Sales to Israel:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,978,095	406,955,331	20,744,465	105,389,019

8. Shareholder Proposal - Implement Holy Land Principles:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,574,711	407,736,914	24,366,266	105,389,019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By: /s/ Grant M. Dixton
Grant M. Dixton
Vice President, Deputy General Counsel
and Corporate Secretary

Dated: May 3, 2017